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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ---------------------

                                    FORM 8-K



                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): June 30, 1999

                               WORLD ACCESS, INC.
               (Exact Name of Registrant as Specified in Charter)



      DELAWARE                   0-29782                     58-2398004
     (State of            (Commission File No.)           (I.R.S. Employer
   Incorporation)                                        Identification No.)



                      945 E. PACES FERRY ROAD, SUITE 2200
                             ATLANTA, GEORGIA 30326
          (Address of principal executive offices, including zip code)


                                 (404) 231-2025
              (Registrant's telephone number, including area code)


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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

         Effective June 30, 1999, WA Telcom Products Co., Inc., a wholly-owned subsidiary of World Access, Inc. ("WAXS"), acquired substantially all of the assets and assumed certain liabilities of Comm/Net Holding Corporation and its wholly-owned subsidiaries, Enhanced Communications Corporation, Comm/Net Services Corporation and Long Distance Exchange Corporation (Comm/Net Holding Corporation and each of its wholly-owned subsidiaries are referred to herein collectively as "Comm/Net"). Comm/Net, headquartered in Plano, Texas, is a facilities-based provider of wholesale international long distance and wholesale prepaid calling card services, primarily to the Texas and Mexico telecommunications markets. Comm/Net had revenues of approximately $38 million during the year ended December 31, 1998.

         Pursuant to the terms of an Agreement and Plan of Reorganization, dated May 27, 1999, WAXS paid a total consideration of approximately $27 million, primarily in the form of newly issued shares of 4.25% Cumulative Junior Convertible Preferred Stock, Series B (the "Preferred Stock"). The consideration was determined through arms-length negotiations between the parties and estimated values of the assets and liabilities of Comm/Net and is subject to adjustment based on the receipt by WAXS of Comm/Net's 1998 audited financial statements, which shall be satisfactory to WAXS in its reasonable judgment. The Preferred Stock pays dividends on a quarterly basis and is convertible into shares of WAXS common stock at a conversion rate of $16.00 per common share, subject to standard antidilution adjustments. If the closing trading price of WAXS common stock exceeds $16.00 per share for 45 consecutive trading days, the Preferred Stock will automatically convert into WAXS common stock. The closing price of WAXS common stock on June 30, 1999 was $14.125 per share. Each holder of Preferred Stock has the right to vote, on an as-converted basis, on all matters voted on by the holders of WAXS common stock, voting together as a single class with the holders of WAXS common stock and other holders of preferred stock of WAXS. The acquisition is intended to qualify as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended. The foregoing description of the transaction is qualified in its entirety by reference to the press release attached hereto as Exhibit No. 99 and incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements.

                  In accordance with Item 7(a)(4) of Form 8-K, the historical financial statements of Comm/Net required to be filed with the Commission will be filed as an amendment to this report under cover of Form 8-K/A on or before September 13, 1999.

         (b)      Pro Forma Financial Information.

                  In accordance with Item 7(b)(2) of Form 8-K, any pro forma financial information required to be filed with the Commission will be filed as an amendment to this report under cover of Form 8-K/A on or before September 13, 1999.

         (c)      Exhibits.


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EXHIBIT
NUMBER                                    DESCRIPTION

  2 Agreement and Plan of Reorganization, dated May 27, 1999, by and among WA Telcom Products Co., Inc., World Access, Inc., Comm/Net Holding Corporation, Enhanced Communications Corporation, Comm/Net Services Corporation, Long Distance Exchange Corporation, Gregory A. Somers, Kelli J. Somers, R. Scott Birdwell, Teleplus Telecommunications, Inc., Jeff Becker, Michael Billingsly, Chris Johns and Denny D. Somers. The following is a list of omitted schedules, exhibits and other attachments which World Access, Inc. agrees to furnish supplementally to the Commission upon request:

                  SCHEDULES TO AGREEMENT

                  1.1(a)      Assets
                  1.1(b)      Excluded Assets
                  1.4         Assumed Liabilities
                  3.1(a)      Qualification; Good Standing
                  3.1(b)      Subsidiaries
                  3.1(d)      Officers and Directors
                  3.2         Authorized and Outstanding Stock
                  3.4         Financial Statements
                  3.5         Undisclosed Liabilities
                  3.7(a)      Real and Personal Property
                  3.7(b)(1)   Permitted Liens
                  3.7(b)(2)   Off-Premise Property
                  3.7(c)      Other Property Restrictions
                  3.8         Leases
                  3.9         Indebtedness
                  3.10(a)     Patents, Trademarks, etc.
                  3.10(b)     Software and Databases
                  3.11        Litigation
                  3.12        Salaried Employees
                  3.13        Employee Benefit Plans
                  3.14        Collective Bargaining
                  3.16        Bank Accounts
                  3.17        Investments
                  3.18        Tax Matters
                  3.20        Licenses and Permits
                  3.21        Insurance Policies
                  3.22        Major Suppliers and Customers
                  3.23        Contracts and Commitments
                  3.24        No Conflict
                  3.25        Agreements in Full Force and Effect
                  3.26        Required Consents and Approvals
                  3.27        Certain Changes and Events
                  3.28        Accounts Receivable
                  4.3         No Conflict
                  4.5         Capitalization
                  11.11(a)    Brokerage
                  11.11(b)    Brokerage


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                  EXHIBITS TO AGREEMENT

                  C           Non-Competition Agreements

                  OTHER ATTACHMENTS

                  Letter dated June 30, 1999 regarding post-closing purchase price adjustments

  4.1 Certificate of Designation of 4.25% Cumulative Junior Convertible Preferred Stock, Series B.

  4.2 Registration Rights Agreement, dated June 30, 1999, by and among Comm/Net Holding Corporation, Gregory A Somers, Kelli
                  J. Somers, R. Scott Birdwell, Teleplus Telecommunications, Inc., Chris Johns, Jeff Becker, Michael Billingsly and World Access, Inc.

   99 Press Release dated July 1, 1999 announcing the acquisition of substantially all of the assets of the Comm/Net group of companies.


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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.


                                            WORLD ACCESS, INC.




Date: July 14, 1999                         By: /s/ MARTIN D. KIDDER
                                               ---------------------
                                            Martin D. Kidder
                                            Vice President and Controller


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                                 EXHIBIT INDEX

Exhibit No.                              Document

    2 Agreement and Plan of Reorganization, dated May 27, 1999, by and among WA Telcom Products Co., Inc., World Access, Inc., Comm/Net Holding Corporation, Enhanced Communications Corporation, Comm/Net Services Corporation, Long Distance Exchange Corporation, Gregory A. Somers, Kelli J. Somers, R. Scott Birdwell, Teleplus Telecommunications, Inc., Jeff Becker, Michael Billingsly, Chris Johns and Denny D. Somers. The following is a list of omitted schedules, exhibits and other attachments which World Access, Inc. agrees to furnish supplementally to the Commission upon request:

                  SCHEDULES TO AGREEMENT

                  1.1(a)      Assets
                  1.1(b)      Excluded Assets
                  1.4         Assumed Liabilities
                  3.1(a)      Qualification; Good Standing
                  3.1(b)      Subsidiaries
                  3.1(d)      Officers and Directors
                  3.2         Authorized and Outstanding Stock
                  3.4         Financial Statements
                  3.5         Undisclosed Liabilities
                  3.7(a)      Real and Personal Property
                  3.7(b)(1)   Permitted Liens
                  3.7(b)(2)   Off-Premise Property
                  3.7(c)      Other Property Restrictions
                  3.8         Leases
                  3.9         Indebtedness
                  3.10(a)     Patents, Trademarks, etc.
                  3.10(b)     Software and Databases
                  3.11        Litigation
                  3.12        Salaried Employees
                  3.13        Employee Benefit Plans
                  3.14        Collective Bargaining
                  3.16        Bank Accounts
                  3.17        Investments
                  3.18        Tax Matters
                  3.20        Licenses and Permits
                  3.21        Insurance Policies
                  3.22        Major Suppliers and Customers
                  3.23        Contracts and Commitments
                  3.24        No Conflict
                  3.25        Agreements in Full Force and Effect
                  3.26        Required Consents and Approvals
                  3.27        Certain Changes and Events
                  3.28        Accounts Receivable
                  4.3         No Conflict
                  4.5         Capitalization


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                  11.11(a)    Brokerage
                  11.11(b)    Brokerage

                  EXHIBITS TO AGREEMENT

                  C           Non-Competition Agreements

                  OTHER ATTACHMENTS

                  Letter dated June 30, 1999 regarding post-closing purchase price adjustments

  4.1 Certificate of Designation of 4.25% Cumulative Junior Convertible Preferred Stock, Series B.

  4.2 Registration Rights Agreement, dated June 30, 1999, by and among Comm/Net Holding Corporation, Gregory A. Somers, Kelli
                  J. Somers, R. Scott Birdwell, Teleplus Telecommunications, Inc., Chris Johns, Jeff Becker, Michael Billingsly and World Access, Inc.

   99 Press Release dated July 1, 1999 announcing the acquisition of substantially all of the assets of the Comm/Net group of companies.


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